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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                         COMMISSION FILE NUMBER  1-14198
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       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 5, 1999
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                       DIGITAL TRANSMISSION SYSTEMS, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                                         58-2037949
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   (STATE OR OTHER JURISDICTION OF                      (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)                       IDENTIFICATION NO.)


          3000 NORTHWOODS PARKWAY, SUITE 330, NORCROSS, GEORGIA 30071
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

      (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE) (770) 798-1300
                                                           --------------



                                 NOT APPLICABLE
              ----------------------------------------------------
              (FORMER NAME, FORMER ADDRESS AND FORMAL FISCAL YEAR,
                         IF CHANGED SINCE LAST REPORT)

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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         Pursuant to an Amended and Restated Stock Purchase Agreement, effective February 5, 1999, Digital Transmission Systems, Inc. (the "Company") sold all of the issued and outstanding stock of its wholly-owned subsidiary, SouthTech, Inc., a Georgia corporation ("SouthTech"), to Chapala Communications, Inc., a Georgia corporation and an affiliate of Mixbaal, S.A. de C.V. ("Chapala") in exchange for 1,000,000 shares of Chapala's Series A Preferred Stock (the "Sale"). The Company's international business was operated by SouthTech prior to the Sale. As a result of the Sale of SouthTech, the Company will own 19.5% of Chapala.

         In connection with the Sale, the Company's $4 Million Principal Amount Senior Subordinated Debentures (the "Debentures") issued to Sirrom Capital Corporation were restructured (the "Restructuring"). The Restructuring included: (i) the transfer of $1 Million principal amount of the Debentures to Chapala; (ii) the cancellation of $1 Million principal amount of Debentures in exchange for 1,314,333 shares of the Company's Series A Convertible Preferred Stock and the issuance of a warrant to purchase 10% of Common Stock of the Company on a fully-diluted basis; (iii) the extension of the term of the Debentures until February 5, 2004; and (iv) the deferral of interest payments due under the Debentures until February 5, 2000.

The press release announcing the sale of SouthTech is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (a) and (b) Not Applicable.

         (c)      Exhibits.

                  2.1      Stock Purchase Agreement.

                  99.1 Press Release of Digital Transmission Systems, Inc. dated February 22, 1999. *


                  * To be filed by amendment.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  February 22, 1999                     By: /s/ Andres C. Salazar
                                                 ------------------------------
                                                 Andres C. Salazar
                                                 President



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